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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 12, 2002


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


              000-23265                                 94-3267443
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      (Commission file Number)                    (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code (919) 862-1000
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Item 5.  Other Events and Regulation FD Disclosure

         On February 12, 2002, Salix Pharmaceuticals, Ltd. filed a registration statement on Form S-3 related to the proposed public offering of 4,000,000 shares of its common stock, par value $0.001.

         A copy of the preliminary prospectus included within the registration statement is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

         2.1*  Certificate of Domestication
         3.1*  Certificate of Incorporation
         23.1  Consent of Independent Auditors
         99.1  Preliminary Prospectus dated February 12, 2002
         99.2* Loan and Security Agreement dated March 30, 2001, First
               Amendment to Loan and Security Agreement dated October 4, 2001 and First Waiver to Loan and Security Agreement dated November 12, 2001, between General Electric Capital Corporation and Salix Pharmaceuticals, Ltd.

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         *    Incorporated by reference to exhibits included in the Registrant's
              Registration Statement on Form S-3 filed with the Securities and Exchange Commission on February 12, 2002.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SALIX PHARMACEUTICALS, LTD.



Date: February 12, 2002                 By:  /s/ Adam C. Derbyshire
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                                             Adam C. Derbyshire
                                             Vice President and
                                             Chief Financial Officer